                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 18, 2003

                            MIRACOR DIAGNOSTICS, INC.
             (Exact name of registrant as specified in its charter)

Utah                       0-12365                   58-1475517
--------------------------------------------------------------------------------
(State or other            (Commission               (IRS Employer
jurisdiction of            File Number)              Identification No.)
formation

9191 Towne Centre Drive, Suite 400, San Diego, California 92122
--------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code (858) 455-7127

9191 Towne Centre Drive, Suite 400, San Diego, California 92122
--------------------------------------------------------------------------------
(Former name or former address, if changed since last report)

                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934

Item 1.       Changes in Control of Registrant
              --------------------------------
              Not Applicable

Item 2.       Acquisition or Disposition of Assets
              ------------------------------------
              Not Applicable

Item 3.       Bankruptcy or Receivership
              --------------------------
              Not Applicable

Item 4.       Changes in Registrant's Certifying Accountant
              ---------------------------------------------
              Not Applicable

Item 5.       Other Events
              ------------
              Not Applicable

Item 6.       Resignation of Registrant's Directors
              -------------------------------------
              Not Applicable

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits
              ------------------------------------------------------------------
              Exhibit - Press Release

Item 8.       Change of Fiscal Year
              ---------------------
              Not Applicable

Item 9.           Sales of Equity Securities Pursuant to Regulation S
-------           ---------------------------------------------------
                  Not Applicable

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.

MIRACOR DIAGNOSTICS, INC.


By:    /s/ Ross S. Seibert
       ----------------------------------------
       Ross S. Seibert, Chief Financial Officer

Dated:  November 18, 2003

MIRACOR DIAGNOSTICS REPORTS 3RD QUARTER RESULTS

SAN DIEGO--November 14, 2003--Miracor Diagnostics, Inc. (OTCBB: MRDG) reported net revenue of $5,155,007 for the three months ended September 30, 2003, a 72% increase compared to net revenue of $2,998,829 for the same period in 2002. Net loss was $343,136 ($0.02 per share) compared to net income of $129,917 ($0.01 per share) in 2002.

For the nine months ended September 30, 2003, net revenue was $14,356,796 and net loss was $1,138,334 ($0.07 per share). This compares to net revenue of $8,662,865 and net income of $432,751 ($0.03 per share) for the nine months ended September 30, 2002.


                              Miracor Diagnostics Inc. and Subsidiaries
                                Consolidated Statements of Operations
                                            (unaudited)

                           Three Months ended September 30,      Nine Months Ended September 30,
                               2003                2002              2003               2002
                           -------------      -------------     -------------      -------------
Net revenues               $  5,155,007       $  2,998,829      $ 14,356,796       $  8,662,865
Net income (loss)          $   (343,136)      $    129,917      $ (1,138,334)      $    432,751
Basic and diluted EPS      $      (0.02)      $       0.01      $      (0.07)      $       0.03


DVI Inc. and its affiliates, (collectively "DVI"), which include the lenders on several of Miracor's equipment leases and its line of credit, filed for bankruptcy protection in September 2003. Miracor is negotiating with the trustees of DVI and other lenders in order to minimize the impact of the filing on Miracor's operations.

ABOUT THE COMPANY

Miracor Diagnostics, Inc. is focused on the acquisition, development and operation of diagnostic imaging centers. The company operates the following 14 diagnostic imaging centers:


CALIFORNIA            FLORIDA               ILLINOIS             OHIO                  OREGON
----------            -------               --------             ----                  ------
Laguna Niguel         Jacksonville          Carol Stream         Perrysburg            Coos Bay
Long Beach (2)        Kissimmee             Oak Brook            Sylvania
Newport Beach         Orlando               Woodridge
Santa Barbara


For more information, visit www.miracor.net.

THE FORWARD-LOOKING STATEMENTS CONTAINED IN THIS RELEASE ARE BASED UPON VARIOUS ASSUMPTIONS, AND CERTAIN RISKS AND UNCERTAINTIES COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE STATED. FACTORS THAT COULD CAUSE SUCH DIFFERENCES INCLUDE THOSE MATTERS DISCLOSED IN THE COMPANY'S FILINGS WITH THE SECURITIES EXCHANGE COMMISSION (SEC). MIRACOR DIAGNOSTICS INC. ASSUMES NO OBLIGATION TO UPDATE ITS FORWARD-LOOKING STATEMENTS.

CONTACT:
MIRACOR DIAGNOSTICS, INC. (858) 455-7127
    M. LEE HULSEBUS, CHAIRMAN AND CEO, EXT. 11
    ROSS SEIBERT, CFO, EXT. 13